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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  September 13, 1999
                                                   ------------------

                              CVI Technology, Inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

               000-25855                                    91-1696010
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       (Commission File Number)                (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                           89119
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (702) 733-7195
                                                     --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS

         CVI Technology, Inc. (the "Company") has completed installation of its SecureDrop(TM) System at The Desert Inn Resort & Casino, Las Vegas, Nevada; Enchanted Sun Cruise Ship, San Diego, California; and Mystic Lake Casino Hotel, Prior Lake, Minnesota. Internationally, the SecureDrop(TM) System has been installed at Admiral Casino, Lima, Peru; Andaman Club, Burma; Genting Highlands, Malaysia; Metelitka Entertainment Complex, Moscow, Russia; and StenaLine Cruises, Sweden. Installations of the SecureDrop(TM) System have begun at Casino Magic, Biloxi, Mississippi; Jokers Wild, Henderson, Nevada; The Reserve Casino, Henderson, Nevada; and Sandia Casino, Albuquerque, New Mexico.

         In addition, the Company has signed agreements for the installation of the SecureDrop(TM) System with the Lima Marriott, Lima, Peru; Bel Tara Casino, Florence, Indiana; Boomtown, Harvey, Louisiana; Boomtown, Reno, Nevada; Casino Magic, Bay St. Louis, Mississippi; Casino Magic, Bossier City, Louisiana; Casino Morongo, Cabazon, California; Palace Indian Gaming Center, Lemoore, California; Sycuan Casino, El Cajon, California; and Viejas Casino, Alpine, California.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not Applicable.

(b)      Pro Forma Financial Information.

         Not Applicable.

(c)      Exhibits.

         Not Applicable.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CVI TECHNOLOGY, INC.
                                              (Registrant)



Date:  May 22, 2000                        By: /s/ Steven J. Blad
                                           -------------------------------------
                                           Steven J. Blad
                                           President and Chief Executive Officer